UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

GENENTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)

1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 225-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURES

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 4, 2004, Genentech, Inc. entered into a Third Amended and Restated Backup Facility Agreement (the “Agreement”) with the following parties: Vacaville Real Estate Trust 2001, DNA Finance Corp., JPMorgan Chase Bank, BNP Paribas, Credit Suisse First Boston, UBS AG, Wachovia Bank, N.A., ABN Amro Bank, N.V., Mellon Bank, N.A., Bank of New York, and Union Bank of California, N.A. This Agreement effected a 364 day renewal of the terms of a credit facility originally established in November 2001 in connection with a synthetic lease transaction relating to our manufacturing facility located in Vacaville, California. The credit facility was renewed in an amount up to $420,495,000.

     Under the synthetic lease transaction, Genentech, as the lessee, leases the Vacaville property from the Vacaville Real Estate Trust 2001, an unrelated special purpose trust which is the owner/lessor of the property, for five years ending November 2006. Third-party financing for this lease is provided in the form of a 3% at-risk equity participation from certain investors and a 97% debt commitment. The debt commitment is funded by the issuance of commercial paper notes in an amount up to $420,495,000 by DNA Finance Corp., a bankruptcy-remote, special purpose corporation (“SPC”). The SPC lends the proceeds from the commercial paper to the Vacaville Real Estate Trust 2001, who issues promissory notes maturing in November 2006 to the SPC. The SPC promissory notes are supported by the credit facility provided by certain of the banks listed above, and draws are generally available under the credit facility to repay the SPC’s commercial paper. The collateral for the SPC loans includes the leased property in Vacaville, and an interest in the residual value guarantee provided by Genentech.

     This credit facility is renewable on substantially the same terms as the original credit facility each 364 days until November 2006 and was previously renewed in November 2002 and 2003 in addition to this year. If any participating bank elects not to renew its portion of the credit facility, then a comparable portion of the commercial paper will be repaid through a term loan that will be funded by that non-electing bank, and Genentech’s lease of the facility will continue through the scheduled November 2006 expiration date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2004	By:	/s/ LOUIS J. LAVIGNE, JR.
Louis J. Lavigne, Jr.
Executive Vice President and Chief Financial Officer

Dated: November 10, 2004	By:	/s/ JOHN M. WHITING
John M. Whiting
Vice President, Controller and Chief Accounting Officer